EXHIBIT 10.90

SUMMARY OF EMPLOYMENT ARRANGEMENTS
FOR CERTAIN EXECUTIVE OFFICERS

John K. Welch

In connection with John K. Welch’s appointment as the president and chief executive officer of USEC Inc., the following sets forth the principal terms of his at-will employment arrangement:

Base Salary	$750,000 per annum

Initial Grant of Options	One time grant of options to purchase
up to 100,000 shares of the Company’s
common stock. These options will be
granted pursuant to the Company’s 1999
Equity Incentive Plan at fair market
value, vest ratably over three years,
and have a five-year exercise period.

Annual Incentive	Entitled to participate in the
Company’s annual incentive program
under the 1999 Equity Incentive Plan
at a target annual award level of one
times annual base salary. Actual
award will be calculated as a
percentage of the target award (from
0% to 150%) based on the achievement
of pre-determined annual performance
objectives. Maximum value (based on
current annual base salary of
$750,000) would be $1,125,000. Must
take at least 35% of any annual
incentive award in shares of
restricted stock and may take the
remainder of the award in cash or
additional shares of restricted stock.
As an incentive to take more of
compensation in the form of Company
stock, will receive additional shares
of restricted stock if elects to take
restricted stock in lieu of all or
part of the cash portion of annual
incentive award. Any final award for
2005 will be pro-rated from October 3,
2005 and will be based on the
Company’s previously reported 2005
annual performance objectives.

Long-Term Incentives	Stock Options/Restricted Stock
Not eligible for long term incentive
for 2005. After 2005, entitled to
participate in the Company’s long term
incentive program under the 1999
Equity Incentive Plan at a target
annual award level of one times annual
base salary, consisting of 50%
non-qualified stock options and 50%
restricted stock.
3-Year Strategic Incentive Plan
Entitled to participate in the
three-year performance component of
the Company’s long term incentive
program for senior executive officers
at an annual award level of 0.5 times
annual base salary (or a total 3-year
award of 1.5 times annual base
salary). Upon commencement of
employment, will be granted restricted
stock units (RSUs) for the current
performance period (July 1, 2004 to
June 30, 2007). The number of RSUs
granted for the 2004-2007 performance
period will be pro-rated from October
3, 2005 and will be determined based
on the average closing price of USEC
common stock on the NYSE for each
trading day in the month of September
2005. Any final award for 2004-2007
will be calculated as a percentage of
the target award (from 0% to 150%)
based on the achievement of
pre-determined performance objectives.
The final cash value of this award
will be based on the average closing
price of USEC common stock on the NYSE
for each trading day in the month of
June 2007 and will include dividend
equivalents based on actual dividends
paid during the three-year performance
period.

Supplemental Executive Retirement Plan	Entitled to benefits under a
supplemental executive retirement plan
(SERP). SERP will provide that,
commencing with five years of service,
entitled to receive an annual
retirement benefit equal to 30%
(increasing to 50% with ten or more
years of service) of final average
compensation minus certain benefits
received under the Company’s other
retirement programs and social
security benefits.

Other Benefits	Eligible to participate in other
benefit arrangements available to the
Company’s executive officers,
including the Company’s pension,
401(k), supplemental 401(k)
restoration, life, health and welfare
benefit plans.

Other Agreements	Will receive the Company’s standard change in control agreement for senior executive officers and the Company’s standard director and officer’s indemnification agreement.

Timothy B. Hansen

In connection with Timothy B. Hansen’s appointment as the senior vice president, general counsel and secretary of USEC, the following sets forth the principal terms of his at-will employment arrangement:

Base Salary	$300,600 per annum

Annual Incentive	Not eligible for annual incentive for
2005. After 2005, entitled to
participate in the Company’s annual
incentive program under the 1999
Equity Incentive Plan at a target
annual award level of 0.7 times annual
base salary. Actual award will be
calculated as a percentage of the
target award (from 0% to 150%) based
on the achievement of pre-determined
annual performance objectives.
Maximum value (based on current annual
base salary of $300,600) would be
$315,630. Must take at least 35% of
any annual incentive award in shares
of restricted stock and may take the
remainder of the award in cash or
additional shares of restricted stock.
As an incentive to take more of
compensation in the form of Company
stock, will receive additional shares
of restricted stock if elects to take
restricted stock in lieu of all or
part of the cash portion of annual
incentive award.

Long-Term Incentives	Stock Options/Restricted Stock
Not eligible for long term incentive
for 2005. After 2005, entitled to
participate in the Company’s long term
incentive program under the 1999
Equity Incentive Plan at a target
annual award level of 0.7 times annual
base salary, consisting of 50%
non-qualified stock options and 50%
restricted stock.
3-Year Strategic Incentive Plan
Entitled to participate in the
three-year performance component of
the Company’s long term incentive
program for senior executive officers
at an annual award level of 0.35 times
annual base salary (or a total 3-year
award of 1.05 times annual base
salary). On October 1, 2005, will be
granted restricted stock units (RSUs)
for the current performance period
(July 1, 2004 to June 30, 2007). The
number of RSUs granted for the
2004-2007 performance period will be
pro-rated from October 1, 2005 and
will be determined based on the
average closing price of USEC common
stock on the NYSE for each trading day
in the month of September 2005.
Any final award for 2004-2007 will be
calculated as a percentage of the
target award (from 0% to 150%) based
on the achievement of pre-determined
performance objectives. The final
cash value of this award will be based
on the average closing price of USEC
common stock on the NYSE for each
trading day in the month of June 2007
and will include dividend equivalents
based on actual dividends paid during
the three-year performance period.

Other Benefits	Eligible to participate in other
benefit arrangements available to the
Company’s executive officers,
including the Company’s pension,
401(k), supplemental 401(k)
restoration, life, health and welfare
benefit plans.

Other Agreements	Will receive the Company’s standard change in control agreement for senior executive officers and the Company’s standard director and officer’s indemnification agreement.